                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           ---------------------------


                Date of Report (Date of earliest event reported):
                                DECEMBER 1, 2000



                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                            (State of Incorporation)

        1-14764                                          11-3415180
(Commission File Number)                   (IRS Employer Identification Number)



                  1111 STEWART AVENUE, BETHPAGE, NEW YORK 11714
                    (Address of Principal Executive Offices)



               Registrants' telephone number, including area code:
                                 (516) 803-2300

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ITEM 5.           OTHER EVENTS

         Cablevision Systems Corporation (the "Registrant") today released the Combined Financial Statements of the Cablevision NY Group and the Rainbow Media Group for the Three and Nine Months Ended September 30, 2000 and 1999, including the Management's Discussion and Analysis of Financial Condition and Results of Operations for the Cablevision NY Group and the Rainbow Media Group for the three and nine months ended September 30, 2000 and 1999. The combined financial statements are filed herewith as Exhibit 1 and are intended to supercede the combined financial statements for the three and six months ended June 30, 2000 and 1999 for the Cablevision NY Group and the Rainbow Media Group, which were included in the Registrant's Proxy Statement for its Special Meeting of Stockholders filed with the Securities and Exchange Commission on October 13, 2000.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA
                  FINANCIAL INFORMATION AND EXHIBITS

         c)       EXHIBITS.

                  Exhibit 99.1 Combined Financial Statements of the Cablevision NY Group and the Rainbow
                                Media Group for the Three and Nine Months Ended September 30, 2000 and 1999.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CABLEVISION SYSTEMS CORPORATION



                              By: /s/ Andrew B. Rosengard
                                  ---------------------------------
                                  Name:  Andrew B. Rosengard
                                  Title: Executive Vice President, Finance and
                                         Controller



Dated: December 1, 2000